Exhibit 10.10

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 CFR §§ 200.80(b)(4) and 230.406

PRODUCTION AGREEMENT

THIS PRODUCTION AGREEMENT (the “Agreement”), effective as of June 26, 2009 (the “Effective Date”), by and between LIPOSCIENCE, INC., a Delaware corporation, (“LipoScience”) and KMC SYSTEMS, INC., a Delaware corporation (“KMC”). Capitalized terms used in this Agreement and not defined in this Agreement have the meaning given them in the Development Agreement.

WHEREAS, LipoScience possesses proprietary technology and information related to the Instrument (as defined in Section 1);

WHEREAS, KMC has expertise in the design, development and manufacture of medical instrumentation and equipment; and

WHEREAS, LipoScience desires to appoint KMC, and KMC desires to accept LipoScience’s appointment, as LipoScience’s exclusive manufacturer of the Instrument on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	DEFINITIONS

As used in this Agreement:

1.1 “Affiliate” means any corporation, firm, partnership or other entity that controls, is controlled by, or is under common control, with a party. For the purposes of this definition, “control” shall mean the ownership of at least 50% of the voting share interests of such entity or any other comparable equity or ownership interest.

1.2 “ATP” means the Acceptance Testing Procedures developed by KMC and mutually reviewed and approved by LipoScience and KMC.

1.3 “Business Day” means a day that is not Saturday, Sunday or a federal, New Hampshire or North Carolina holiday on which commercial banks are closed for business in New Hampshire or North Carolina.

1.4 “Development Agreement” means that certain Development Agreement dated November 16, 2007 between KMC Systems, Inc. and LipoScience, Inc.

1.5 “Dollars” or “$” means United States dollars.

1.6 “ECO” means an Engineering Change Order, a standard KMC document used to control incorporation of changes in the TDP, as set forth in Section 9.2 hereof.

1.7 “Forecast” shall have the meaning set forth in Section 7.1 hereof.

1.8 “Effective Date” shall have the meaning set forth in the introduction to this Agreement.

1.9 “FDA” means the United States Food and Drug Administration or any successor agency thereof.

1.10 “Initial Term” shall have the meaning set forth in Section 13.1 hereof.

1.11 “Instrument” means a commercial production unit of the Numera, based upon the technology and consisting of the elements described in Appendix I attached to this Agreement and made a part hereof, together with all future upgrades, modifications and derivatives thereof manufactured by KMC pursuant to this Agreement.

1.12 “Intellectual Property” means all patentable and unpatentable inventions, ideas, discoveries, improvements, design rights, works of authorship, copyrights, patents, patent applications, trade secrets, know-how and any equivalent thereof; notwithstanding the foregoing, Intellectual Property excludes the [***] and any [***], and any [***] and [***] related to the [***] and [***] by [***].

1.13 “ISO” means maintaining a quality system certified by a notified body to the International Standards Organization Quality System Standard ISO 13485.

1.14 “Marks” shall have the meaning set forth in Section 5.4 hereof.

1.15 [***] means that certain [***] between [***] and [***] regarding [***] planned [***] for the [***].

1.16 “Purchase Commitment” shall have the meaning set forth in Section 7.2 hereof.

1.17 “Purchase Order” shall have the meaning set forth in Section 6.1 hereof.

1.18 “QSR” means the Quality System Regulation 21 of the Code of Federal Regulations, part 820, for the development and manufacture of medical devices and in-vitro diagnostic products.

1.19 “Quality Plan” means the KMC Manufacturing Quality Plan prepared by KMC and approved by LipoScience, which defines the procedures, practices and requirements for the manufacture of the Instrument by KMC.

1.20 “Statements” shall have the meaning set forth in Section 10.2 hereof.

1.21 “TDP” means the technical data package for the Instrument which includes, without limitation, detail mechanical drawings, assembly drawings, component specification drawings, bill of materials, schematic and assembly drawings, specifications relating to all of the foregoing, and the ATP, which TDP shall be treated as confidential and proprietary information.by both parties hereto. The TDP shall be owned by LipoScience.

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1.22 “Term” means the Initial Term and any extension of the Initial Term pursuant to Section 13 hereof.

1.23 “Unit Sale Price” shall have the meaning set forth in Section 8.1 hereof.

1.24 “Work Request” means a standard KMC document proposing changes, or additions of work scope to the then existing agreed upon scope of services and work to be performed by KMC. A Work Request will state the reason or basis of the request, an estimate of the anticipated costs associated with such change and an estimate of the impact on the schedule and the Unit Sale Price.

1.24 “Work Product” shall have the meaning set forth in Section 14.1 of the Development Agreement.

2.	EXCLUSIVITY

2.1. Exclusivity. LipoScience and its Affiliates shall, directly and indirectly, throughout the Term purchase all of their United States’ requirements for the Instrument exclusively from KMC, and KMC shall produce for and sell to LipoScience and its Affiliates all of their United States’ requirements for the Instrument, all on the terms and conditions of this Agreement. [***] shall have the [***] to [***] to the extent that [***]. Any [***] with respect to such [***] of [***] shall be at [***] expense and, to the extent [***] or [***] would be [***] to such [***], shall be [***] to such [***] with [***]. In the event [***] is unable to [***] in accordance with the [***] set forth in the [***] for a period of [***] and such [***] is due to [***], then [***] under this Section.

3.	REGULATORY RESPONSIBILITY

3.1 LipoScience Regulatory Responsibility. LipoScience shall be responsible for all submissions in connection with, and for obtaining, all advisable or necessary regulatory approvals to develop, manufacture, market, distribute and sell the Instrument. LipoScience shall also be responsible for all follow-up communications and actions with regulatory agencies related to the development, manufacture, marketing, distribution and sale of the Instrument, including, but not limited to, compliance with any export regulations, device tracking requirements and medical device reporting. KMC shall assist and support these efforts related to the Instrument as reasonably required by LipoScience and at LipoScience’s expense, and shall permit as part of its support efforts any applicable regulatory authority to inspect the KMC manufacturing facility as it may relate to the Instrument or the services provided by KMC hereunder and as required under applicable law or regulation.

3.2 KMC Regulatory Responsibility. KMC agrees that it shall, at all times during the term of this Agreement, maintain (i) an FDA and ISO registered medical device manufacturing facility, in compliance with applicable QSR regulations; (ii) all records related to

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the Instrument as required by applicable United States law and regulation; and (iii) otherwise comply in all material respects with applicable FDA, ISO and QSR laws and regulations with respect to the manufacture of the Instrument under this Agreement.

4.	TOOLING AND TEST EQUIPMENT

KMC will purchase, with LipoScience’s approval and at LipoScience’s expense in accordance with Section 10.1, or LipoScience will supply at its expense, all necessary tooling and test equipment for the build, test and delivery of the Instruments. All such tooling and test equipment paid for (or supplied) by LipoScience in accordance with the provisions of this Agreement shall remain the property of LipoScience. KMC shall safeguard and maintain such tooling and test equipment in the same manner as it does its own tooling and equipment, but not less than a reasonable manner taking into consideration the nature of the equipment, provided that LipoScience shall be responsible for payment of all maintenance beyond ordinary and routine maintenance and for refurbishment and/or replacement of such tooling and test equipment, unless such refurbishment and replacement of any tooling and test equipment is due to the negligence or intentional misconduct of KMC. All tooling and test equipment developed or owned by KMC prior to the Effective Date and all tooling and test equipment not paid for (or supplied) by LipoScience shall remain the property of KMC.

5.	PRODUCTION OF INSTRUMENTS

5.1 Production of Instruments. Upon release of the final TDP and receipt of the Purchase Orders (as defined in Section 6) for the Instruments from LipoScience which are accepted in accordance with Section 6.2 hereof, KMC will build, test, label and ship the Instruments in accordance with applicable manufacturing quality plan and the TDP.

5.2 Acceptance Testing Procedure. Instruments manufactured by KMC shall be subjected to the ATP prior to shipment, and shall be deemed accepted by LipoScience upon meeting the requirements of the ATP, as confirmed by KMC’s written certification provided to LipoScience. Title to the Instruments, and risk of loss thereof, shall remain with KMC for so long as KMC is in possession of the Instruments, and shall transfer to LipoScience upon shipment to (i) LipoScience, (ii) LipoScience’s designated customer, or (iii) a storage facility designated by LipoScience.

5.3 Materials. LipoScience will supply to KMC at LipoScience’s expense all reagent and disposable materials necessary to perform the ATP.

5.4 Instrument Markings. During the term of this Agreement, KMC shall attach or affix to the Instruments in a manner and as directed by LipoScience such trademarks, tradenames and logos, and patent legends as LipoScience may designate from time to time (collectively, the “Marks”), all of which LipoScience shall be responsible for assuring meet the representations and warranties of Section 15.

5.5 Primary Contacts. KMC and LipoScience shall each identify an individual who has the primary responsibility for maintaining contact and communication with the other with regard to this Agreement.

5.6 Post-Production Services. Subject to the parties negotiating a mutually agreeable support services agreement, KMC shall provide post-production services in support of the Instruments. These services may include, without limitation: procurement and production of spare parts and/or sub-assemblies, management of spare parts/sub-assembly inventory (including shipments to field service sites), development of test equipment and procedures for testing of spare parts/sub-assemblies and/or post-warranty repair and refurbishment services. The parties shall negotiate a separate support services agreement to cover any such support services.

6.	PURCHASE ORDERS

6.1 Purchase Orders. Subject to Section 8 hereof, LipoScience shall submit written purchase orders by registered mail, facsimile or email, addressed to the attention of the KMC Business Development Department. Each purchase order (a “Purchase Order”) will contain an express reference to this Agreement and will state (i) the desired quantity of units of the applicable Instrument(s) to be produced under such Purchase Order, and the Unit Sale Price for such Instrument determined in accordance with Section 8 hereof; and (ii) the requested shipping schedule, which shall commence no earlier than the longest lead time of any material set forth on Schedule 1 attached hereto [***], as Schedule 1 may be modified by the parties in writing from time to time. With the exception of such quantity, Unit Sale Price and completion schedule, all other terms and conditions of any Purchase Order shall be void and of no force or effect.

6.2 KMC Review of Purchase Orders. KMC will provide to LipoScience a written response to each Purchase Order within [***] Business Days of KMC’s receipt of such Purchase Order, indicating either that the above terms of the Purchase Order respecting quantity, shipping schedule and shipping instructions are acceptable as stated, or setting forth necessary adjustments. If KMC fails to respond to LipoScience within said [***] Business Days, the Purchase Order shall be deemed accepted by KMC as issued by LipoScience with respect to the quantity(ies), Unit Transfer Price(s) and completion date(s) set forth therein. Likewise, if LipoScience fails to respond to KMC’s written response within [***] Business Days of LipoScience’s receipt of such written response, then the modifications to the Purchase Order set forth in such KMC written response shall be deemed accepted by LipoScience.

6.3 Production Delays. In the event KMC’s production activities under a Purchase Order are interrupted and/or delayed for any continuous period in excess of [***] calendar days due to a request of LipoScience or the failure by LipoScience to fulfill its obligations under this Agreement, then KMC reserves the right to immediately invoice LipoScience, [***], for all reasonable expenses incurred by KMC as a direct result of such delay or interruption. [***] means the [***] of [***] and [***] for the [***] as set forth in [***]. [***] shall [***] with [***] along with any [***] under this Section 6.3. KMC will use reasonable efforts to avoid and/or minimize such expenses, by using reasonable efforts to reallocate internal resources and attempting to negotiate alternative arrangements with outside material suppliers.

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Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.	RESERVED

8.	UNIT SALE PRICE FOR THE INSTRUMENT

8.1 Unit Sale Price. The unit sale price for each Instrument will be determined on a Purchase Order-by-Purchase Order basis and shall be based on the pricing formula set forth on Schedule 2 attached to this Agreement (the “Unit Sale Price”) for the Instrument. The initial Unit Sale Price shall be established by KMC upon release of the final TDP and shall be subject to future adjustments pursuant to application of the pricing formula as set forth on Schedule 2. Prior to LipoScience’s submission of each Purchase Order, LipoScience shall inform KMC of the number of units of each Instrument that LipoScience proposes to order. Upon request by LipoScience, KMC shall within [***] days thereafter obtain vendor quotes for the applicable quantity of Instruments and provide to LipoScience the Unit Sale Price for that number of units. Upon LipoScience’s final determination of the number of units of each Instrument that LipoScience proposes to specify in its Purchase Order, the parties shall calculate and mutually agree upon the Unit Sale Price(s) of such Instrument(s).

8.2 Adjustments to Unit Sale Price.

(a) Increase in Cost of Materials. In the event the cost of materials increases as a result of a delay or interruption in KMC’s production activities due to a request of LipoScience or the failure of LipoScience to fulfill its obligations under this Agreement, the then Unit Sale Price shall be increased to reflect such increase in cost of materials.

(b) Unrealized Labor Efficiencies. The parties acknowledge and agree that the Unit Sale Price takes into account the cost of labor for the continuous production of units of the Instrument. To the extent less than such agreed upon units of the Instrument are produced or such minimum run-rate is interrupted due to the request of LipoScience or the failure of LipoScience to fulfill its obligations under this Agreement, the then Unit Sale Price shall be adjusted by KMC to reflect the negative impact on the actual labor costs caused by such change.

(c) Decrease in Cost of Materials. In the event the cost of raw materials is decreased based on action initiated by LipoScience, the then Unit Sale Price shall be decreased by KMC by an amount equal to [***] of the reduction in the cost of raw materials plus applicable overhead. In the event the cost of raw materials is decreased based on action initiated by KMC, the then Unit Sale Price shall be decreased by [***] of the reduction in the cost of raw materials plus [***].

8.3 Adjustments to Unit Sale Price. Commencing with [***], KMC shall have the right to adjust the then Unit Sale Price to reflect [***] increases in its labor costs effective upon not less than [***] days’ prior written notice to LipoScience.

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8.4 Sale of Instruments to Varian, Inc. and its Affiliates. During the Term of this Agreement, Varian, Inc. and its Affiliates (collectively, the “Varian Parties”) shall have the option to purchase Instruments and spare parts from KMC on terms that taken as a whole are no less favorable as set forth in this Agreement and the Spare Parts Agreement, dated the date hereof between the parties. Notwithstanding the foregoing, the limitation of liability and security provisions for the agreements between Varian and KMC shall be mutually agreed to at such time and shall not be subject to the preceding sentence.

9.	WORK SCOPE CHANGES

9.1 Work Scope Changes. Either LipoScience or KMC may, from time to time, propose a change in, or an addition to, the work scope in accordance with this Section. Such proposed change or addition may be a change in the TDP or additional work that is required or recommended to satisfy the overall goals and requirements of LipoScience.

9.2 Process for Work Scope Changes. If LipoScience proposes such change or elects to proceed with consideration of any proposed change by KMC, KMC will prepare and submit to LipoScience a written Work Request. After its receipt of the Work Request, LipoScience, in its sole discretion, will determine whether or not to approve the Work Request. If LipoScience determines to proceed with the changes detailed in the Work Request, then within ten (l0) Business Days after its receipt of the Work Request, LipoScience will notify KMC of that determination by signing and returning to KMC the subject Work Request. Failure to respond to KMC within such ten (10) Business Days shall constitute a rejection of the Work Request. KMC will implement changes approved by LipoScience in writing in accordance with the Work Request and the provisions of Section 9.3 below. All changes to the TDP will be effected by an ECO approved by both parties in writing.

9.3 Invoicing for Services Rendered Under Work Request. Unless otherwise stated on the Work Request, KMC will submit invoices to LipoScience on a monthly basis for actual expenses incurred, and for services rendered by KMC, in implementing an approved Work Request. If the Work Request results in a change in the then Unit Sale Price as agreed by both parties, once the change has been implemented, all subsequent invoices issued by KMC will reflect the amended Unit Sale Price.

10.	INVOICING

10.1 Invoicing. KMC shall invoice LipoScience for the Instruments manufactured hereunder upon successfully completing the ATP, at the then Unit Sale Price.

10.2 Security. (i) No later than the twentieth (20th) of each month commencing on the Effective Date of this Agreement, LipoScience shall provide KMC with copies of the following unaudited LipoScience financial documents (collectively, the “Statements”):

(a) income statements;

(b) balance sheet; and

(c) cash flow statement.

Each monthly set of Statements shall be provided with a report reflecting results of LipoScience’s operations for the previous month and summary year-to-date results, as applicable for each Statement.

In the event, in KMC’s reasonable discretion, LipoScience’s unrestricted cash balance (which cash balance may include readily marketable securities) for the preceding month is less than [***], LipoScience shall immediately deposit (without KMC being required to take any action demanding such deposit) the Materials Commitment Amount. The “Material Commitment Amount” will be the monetary total of all [***] that [***] with respect to the [***]. Such Material Commitment Amount shall be deposited in immediately available funds to the bank indicated by KMC for payment below. Immediately after the occurrence of such event, all KMC invoices shall be due in full (except for amounts disputed in good faith), within [***] days of the date of such invoices.

Deposit Bank:	Bank of America
P.O. Box 4850
Boston, MA 02212-4850

If LipoScience fails to promptly comply with any obligation under these Sections 10.2 and/or 10.3, KMC shall provide [***] calendar day’s written notice to LipoScience of such failure to comply, and LipoScience shall fully comply within such [***] days notice. If LipoScience fails to comply within such [***] day period, such compliance shall be deemed a material breach of this Agreement, and, without limiting any of KMC’s other rights and remedies, KMC shall not be obligated to provide any further services under this Agreement until LipoScience shall have complied in full.

(ii) LipoScience represents to KMC that the Statements to be provided to KMC in accordance with the requirements of Section 10.2(i) will fairly present the financial condition and results of operations and cash flow of LipoScience as at the respective dates of and for the periods referred to in such Statements, all in accordance with GAAP; the Statements will reflect the consistent application of such accounting principles throughout the periods involved; and, to the extent for any period (monthly or year to date) set forth in Section 10.2(i) LipoScience provides financial statements to its investors, such Statements provided to KMC shall be the same financial statements provided to its investors.

10.3 Payment. All undisputed items on an invoice shall be paid by LipoScience, in full, within [***] calendar days of the date of invoice. Failure to make full payment of such undisputed items on KMC invoices within the [***] day period provided in this Agreement [***] shall constitute a material breach by LipoScience [***]. Furthermore, KMC may assess LipoScience interest at the rate of one and one-half percent (1 l/2%) per month or the maximum rate allowed by applicable law, whichever is lower, on any past due amount, together with its costs of collection (including, without limitation, attorneys’ fees and expenses). All invoices shall be payable to KMC in Dollars to a bank in the United States designated by KMC.

10.4 Disputed Invoices. In the event LipoScience desires to dispute in good faith any invoice, or item under any invoice, LipoScience will, within fifteen (15) days of the receipt of the given invoice, provide KMC with a written notice setting forth the details of the disputed invoice or item and the amount in question. LipoScience will timely pay to KMC the

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amount of any such invoice not in dispute. The parties will work together, in good faith, to resolve such dispute within thirty (30) days after such notice of dispute is sent. LipoScience’s failure to pay an invoice or item of an invoice that it disputes in good faith shall not constitute a material breach under this Agreement. If, notwithstanding such efforts, the parties are unable to resolve a dispute within [***], the parties shall submit the dispute to binding arbitration before a single arbitrator mutually agreeable to the parties (provided, however, that if the parties are unable to mutually agree upon such an arbitrator within [***] calendar days of the commencement of an arbitration proceeding, then such arbitrator shall be selected by the American Arbitration Association in accordance with its then prevailing rules), which arbitration shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association, to be held in the AAA’s offices in [***]. The fees and expenses of the arbitrator shall be borne by [***]. In the event the parties have not resolved such dispute within [***] calendar days after LipoScience has provided such notice of dispute, [***].

10.5 Taxes. LipoScience shall pay all taxes, fees and duties or other amounts, however designated, including any value added taxes, which are levied or based upon the fees and other amounts charged by KMC to LipoScience under this Agreement; provided that the foregoing shall not obligate LipoScience to pay any taxes based on the income, gross receipts or property of KMC.

10.6 Reimbursement of Travel Expenses. Upon prior written request by KMC, and approval in writing by LipoScience, LipoScience shall reimburse KMC for all reasonable travel and related expenses incurred by KMC in connection with the performance of this Agreement. KMC shall provide receipts and/or other reasonable documentation of all such expenses.

10.7 Financial Audits Rights. During the Term of this Agreement and for a period of three (3) years thereafter, upon five (5) Business Days’ prior written notice to KMC, LipoScience may, at its expense, audit through a third party accounting firm, KMC’s financial records relating to the performance of this Agreement (which records will be kept by KMC for three (3) years following termination of this Agreement), as reasonably deemed necessary by LipoScience to confirm the amounts payable by LipoScience hereunder. Any such audit will be performed during KMC’s normal business hours; and LipoScience shall use its reasonable efforts not to disrupt KMC’s business operations during such audit. Audits may be conducted pursuant to this Section no more than two (2) times in any consecutive twelve (12) month period. In the event LipoScience does request an audit pursuant to this Section, the parties shall mutually agree on the third party accounting firm to conduct such audit. The accounting firm mutually agreed to by the parties shall be required to sign a non-disclosure agreement with KMC prior to conducting any such audit. The cost of any such audit shall be borne by LipoScience, provided, however, that if, such audit reveals an overpayment of five percent (5%) or more of the amount that should have been paid for the period(s) audited, then KMC shall bear the expense of the audit, and shall promptly refund to LipoScience any amounts overpaid by LipoScience.

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11.	SHIPMENT & TRANSPORTATION

11.1 F.C.A. Point. All prices are F.C.A. (Incoterms 2000) KMC’s plant. LipoScience shall be responsible for the payment of all transportation charges incurred in connection with this Agreement.

11.2 Shipping Instructions. KMC will ship in accordance with LipoScience’s written shipping instructions, including, LipoScience’s specified mode of transportation and carrier, and if requested by LipoScience, drop shipments to its designated customers. KMC shall pack and ship the Instruments in such containers and packaging and labeling as set forth in written instructions from LipoScience. In the absence of specific written shipping instructions, KMC reserves the right to ship by the method it, in good faith, deems most appropriate to the LipoScience facility, but KMC shall provide LipoScience with at least five (5) Business Days’ written notice of its intent to ship the Instruments in the manner it deems most appropriate prior to actual shipment thereof.

11.3 Damage Claims. All claims for loss or breakage and damage, whether concealed or obvious, must be made to the carrier by LipoScience within a reasonable time after receipt of the shipment, but in no event shall KMC be responsible for any such loss, breakage or damage, unless due to KMC’s negligence or willful misconduct, or KMC’s failure to adhere to any specific packing or shipping instructions provided by LipoScience.

12.	WARRANTY OF KMC

12.1 Warranty. KMC warrants to LipoScience that the Instruments manufactured hereunder will be free, under normal use and maintenance, from defects in KMC material and workmanship (the “KMC Warranty”) for [***] (the “Warranty Period”). KMC shall have no liability under the KMC Warranty for claims arising (in whole or in part) from any of the following: incorrect use, misuse, faulty maintenance, or improper storage of an Instrument. The KMC Warranty specifically excludes: any materials provided by LipoScience from a third party vendor (a “LipoScience Vendor”), customer furnished, or customer directed materials from a supplier not approved by KMC’s quality organization, unless such materials have been damaged or mishandled by KMC in the manufacturing process. The KMC Warranty is voided with respect to any Instrument that has been altered, repaired (successfully or not) or had parts replacement by any party other than KMC, LipoScience or a KMC or LipoScience trained service representative. The KMC Warranty does not cover damages due to fire, explosion, power irregularities, power surges, acts of God or nature, including earthquakes, rain, floods or lightening, or any other cause not wholly and directly attributable to KMC.

12.2 LipoScience Software. The parties acknowledge and agree that the KMC Warranty specifically excludes any and all liability with respect to any LipoScience Software, regardless of the fact that such software may be incorporated into the Instrument, and/or such software’s functionality within the Instrument.

12.3 Repair or Replace. As LipoScience’s sole and exclusive remedy for any breaches of the KMC Warranty, KMC will, at KMC’s option, repair or replace without charge,

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any Instrument manufactured by it, which is found by KMC to be so defective; provided, however, that (a) the Instrument is returned in accordance with KMC’s Return Material Authorization (“RMA”) process, (b) the Instrument, subassembly or component involved is returned by transportation designated by KMC to a location designated by KMC, and at the cost of KMC, and (c) KMC is notified by LipoScience in writing of the defect within thirty (30) days of the expiration of the Warranty Period set forth in Section 12.1 hereof.

12.4 Disclaimer. OTHER THAN THE KMC WARRANTY SPECIFIED IN SECTION 12.1 ABOVE, KMC MAKES NO OTHER WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE INSTRUMENT, GOODS OR SERVICES TO BE PROVIDED HEREUNDER, AND ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY EXPRESSLY DISCLAIMED BY KMC AND EXCLUDED FROM THE TERMS OF THIS AGREEMENT.

13.	TERM AND TERMINATION

13.1 Term of Agreement. This Agreement will commence as of the Effective Date and, unless sooner terminated as herein provided, will continue in effect for a period of three (3) years commencing on the date of KMC’s shipment hereunder of the first unit of the Instrument or delivery of the thirtieth (30) unit of the Instrument, whichever is later (the “Initial Term”). The Initial Term shall automatically extend for additional one (1) year periods unless either party provides the other party with written notice of termination not later than ninety (90) calendar days prior the end of the Initial Term or any such one (1) year extension.

13.2 Termination by Either Party. This Agreement may be terminated at any time by notice in writing to the other party upon the occurrence of one or more of the following events:

(a) In the event of a material breach hereunder, then the non-breaching party may terminate this Agreement upon not less than [***] calendar days prior written notice, setting forth the alleged breach, unless the breach is cured prior to the expiration of such notice period.

(b) In the event that LipoScience permanently discontinues the marketing of the Instrument, LipoScience shall have the right to terminate this Agreement upon not less than [***] calendar days prior written notice to KMC; provided, however, if production of the Instrument, or marketing, distribution or sale of the Instrument, is reinstated by LipoScience within [***] months thereafter, LipoScience shall provide KMC with written notice of such determination and KMC shall have the option and right to have this Agreement reinstated. If KMC shall elect to so reinstate this Agreement after such termination, then the Term shall automatically be extended by the amount of time for which this Agreement was terminated.

(c) If either party shall file a petition in bankruptcy, or shall be adjudicated bankrupt, or shall take advantage of the insolvency law of any state or country, or shall make an assignment for the benefit of creditors, or shall have a receiver, trustee or other court officer appointed for its property, then the other party may terminate this Agreement upon written notice to the other.

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13.3 Termination by Either Party Upon a Change of Control. In the event that either KMC or LipoScience experiences a Change of Control (as hereinafter defined) during the Term of this Agreement, then either party may, within [***] days of such Change of Control (and upon [***] written notice to the other party), terminate this Agreement, whereupon there shall be no further obligations of either party to the other (except that the provisions set forth in Section 35 shall survive). For purposes of this Agreement, a “Change of Control” is defined to mean a merger, consolidation, corporate reorganization or any transaction in which all or substantially all of the assets or stock of KMC or LipoScience are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of capital stock of KMC or LipoScience immediately prior to such merger, consolidation, corporate reorganization or transaction continue to hold at least a majority of the voting power of the surviving corporation).

13.4 Termination by KMC. In the event KMC’s production activities under a Purchase Order are interrupted and/or delayed due to the request of LipoScience, or the failure of LipoScience to perform its obligations under this Agreement, for any continuous period in excess of [***] calendar days, then KMC shall have the right to terminate this Agreement upon [***] days’ written notice to LipoScience.

13.5 Obligations Upon Termination.

(a) Neither termination nor expiration of this Agreement shall release any party from fulfilling any obligations which it may have incurred prior to any such termination or expiration. In the event of any termination of this Agreement, unless otherwise directed by LipoScience (in the event of termination hereunder by LipoScience) or unless such termination is by KMC pursuant to Section 13.2(a) hereof, KMC will complete the outstanding Purchase Order activity.

(b) In addition to any other amounts due under this Agreement, LipoScience shall pay KMC for all reasonable expenses incurred by KMC in performance of this Agreement due to non-cancelable material and labor commitments made by KMC prior to receipt by KMC of a written notice of termination from LipoScience or KMC’s issuance of a written notice of termination to LipoScience, provided that KMC shall provide to LipoScience all receipts, invoices and other reasonable evidence of such costs and expenses as reasonably requested by LipoScience. These expenses may include, but are not limited to, completed but uncompensated production labor hours expended, inventory and work-in-process, and materials ordered and not returnable or subject to cancellation, actual cancellation charges, restocking fees and other similar charges incurred by KMC, all to the extent that such costs and expenses are consistent with the Purchase Commitment provided to KMC and at KMC’s then current sell rates less advance payments, if any, made by LipoScience to KMC toward such expenses. KMC will use reasonable efforts to minimize such termination expenses.

[***] = Certain information on this page, marked by brackets, has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) If LipoScience terminates this Agreement as a result of a breach by KMC of any of Sections 2, 3.2, 5.1 or 5.2 of this Agreement, then KMC shall, at KMC’s own expense, cooperate with the transfer of the TDP and any LipoScience Work Product and specific know-how related to the manufacture of the Instruments to LipoScience’s new manufacturing partner. Any such cooperation by KMC shall be subject first to any new manufacturing partner entering into a reasonable confidential nondisclosure agreement with KMC with respect to KMC’s confidential and proprietary information. The rights of LipoScience set forth in the Section shall be in addition to any other rights and privileges that LipoScience may be entitled to under law or equity.

(d) Upon any termination or expiration of this Agreement, KMC shall promptly deliver to LipoScience the TDP, such other materials paid for by LipoScience, unless LipoScience requests that any such materials be destroyed, and any specific know-how related to the manufacture of the Instruments to LipoScience’s new manufacturing partner, at LipoScience’s expense.

14.	INTELLECTUAL PROPERTY

14.1 No New Work Product or Intellectual Property. The parties agree that no Intellectual Property is expected to be developed under this Agreement. All Work Product owned by LipoScience pursuant to the terms of the Development Agreement shall remain the Work Product of LipoScience, and all Work Product owned by KMC pursuant to the terms of the Development Agreement shall remain the Work Product of KMC. Each of the parties respective other Intellectual Property shall remain its own property, and except as set forth in Section 15 below, nothing in this Agreement shall be construed as granting any license or assignment, by implication, estoppel or otherwise, to either party to make, have made, use, or sell any Intellectual Property of the other party. In the event that any new Intellectual Property is developed with respect to the Instrument by KMC during the performance of its services under this Agreement, KMC agrees to assign such intellectual property rights in and to such Intellectual Property to LipoScience, and agrees to cooperate at LipoScience’s expense in LipoScience’s efforts to effect, perfect, maintain and evidence such assignment.

15.	INFRINGEMENT

15.1 Grant of Limited License. LipoScience grants KMC a limited, revocable, non-exclusive, non-transferable, and non-sublicenseable license, under which KMC may use the Marks solely in connection with KMC’s production of the Instruments and the labels and packaging therefor. LipoScience reserves all rights in the Marks not expressly granted in this Agreement.

15.2 Infringement. Except with respect to the [***], LipoScience represents and warrants that neither it, nor any third parties retained by it in connection herewith (excluding KMC) shall provide any materials, components, designs, trademarks, trade names, logos, information or documentation to be used or incorporated into the Instruments that violate the patent, copyrights, trade secrets or other personal or proprietary rights of a third party. Except with respect to the [***], LipoScience represents and warrants to KMC that it is the sole and

[***] = Certain information on this page, marked by brackets, has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

exclusive owner of, and has the sole and exclusive right to license, all the Marks as licensed hereunder and has obtained all permissions necessary for KMC to lawfully perform its obligations under this Agreement with respect to the Marks.

15.3 [***]. In addition to the indemnification obligations of LipoScience in Section 18.1 below, LipoScience agrees to indemnify, defend and hold harmless KMC, its Affiliates, and their officers, directors, employees, and agents (the [***]) from and against any and all losses, costs, damages, liabilities and expenses of any kind whatsoever payable to third parties (including all reasonable attorneys’ fees and court costs) incurred by the [***] in connection with any and all suits, investigations, claims or demands of third parties (collectively, the [***]) with respect to the [***]. In the event any [***] is asserted against a [***] for which LipoScience may be required to indemnify such [***] under this provision, KMC shall give LipoScience prompt written notice of same. KMC shall cooperate with LipoScience, upon LipoScience’s reasonable request and at LipoScience’s cost and expense, in the defense of any such Claim. LipoScience shall have the sole right to defend and/or settle such a Claim, including selecting counsel of its choice, reasonably acceptable to KMC, provided that, in the event of settlement, the settlement is for monetary damages only and is conditioned upon a full and unconditional release of the [***].

16.	NON-SOLICITATION

During the Term and for a period of [***] thereafter, neither KMC nor LipoScience shall solicit directly or indirectly (whether for its own account or for the account of any other person or entity) for employment any employees of the other. The parties acknowledge and agree that nothing herein shall prohibit a party from hiring anyone who responds to an employment advertisement placed in a publication of general circulation, including, without limitation, the internet.

17.	INSURANCE COVERAGE

17.1 Insurance Obligation of KMC. KMC maintains, and shall maintain in good standing throughout the Term, comprehensive general liability insurance in an amount of at least $[***] per occurrence and in the aggregate. Upon written request by LipoScience, KMC shall deliver to LipoScience a certificate of insurance verifying such insurance coverage.

17.2 Insurance Obligation of LipoScience. LipoScience maintains, and shall maintain in good standing throughout the Term, comprehensive general liability insurance in an amount of at least $[***] per occurrence and in the aggregate. Upon written request by KMC, LipoScience shall deliver to KMC a certificate of insurance verifying such insurance coverage.

18.	INDEMNITY

18.1 By LipoScience. (a) LipoScience agrees to indemnify, defend and hold harmless KMC and its officers, directors, employees, customers, distributors and agents (the “KMC Indemnified Parties”) from and against any and all losses, costs, damages, liabilities and expenses of any kind whatsoever claimed by and payable to third parties (including all

[***] = Certain information on this page, marked by brackets, has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

reasonable attorneys’ fees and court costs) (collectively, “Damages”) incurred by the KMC Indemnified Parties in connection with any and all suits, investigations, claims or demands of third parties (collectively, “Claims”) arising from any Instrument or the services provided by KMC hereunder, except to the extent that same results from the negligence, negligent omission or willful misconduct of KMC, or the breach of this Agreement by KMC. In the event any Claim is asserted or filed against a KMC Indemnified Party for which LipoScience may be required to indemnify such KMC Indemnified Party under this provision, KMC shall give LipoScience prompt written notice of same. KMC shall cooperate with LipoScience, upon LipoScience’s reasonable request and at LipoScience’s cost and expense, in the defense of any such claim. LipoScience shall have the sole right to defend and/or settle such a claim, including selecting counsel of its choice, reasonably acceptable to KMC, provided that KMC shall not be bound by any settlement or compromise of any Claim without its prior written consent.

18.2 By KMC. KMC agrees to indemnify, defend and hold harmless LipoScience and its officers, directors, employees, customers, distributors and agents (the “LipoScience Indemnified Parties”) from and against any and all Damages incurred by the LipoScience Indemnified Parties in connection with any and all Claims arising out of or in any way connected with or the production services provided by KMC hereunder, provided the same results from the negligence, negligent omission or willful misconduct of KMC, or the breach of this Agreement by KMC. In the event any Claim is asserted or filed against any LipoScience Indemnitee for which KMC may be required to indemnify LipoScience under this provision, LipoScience shall give KMC prompt written notice of same and shall cooperate with KMC, upon KMC’s reasonable request and at KMC’s cost and expense, in the defense of any such claim. KMC shall have the sole right to defend and/or settle such a claim, including selecting counsel of its choice, reasonably acceptable to LipoScience, provided that LipoScience shall not be bound by any settlement or compromise of any Claim without its prior written consent.

19.	LIMITATION OF LIABILITY

19.1 WAIVER OF DAMAGES, LIMITATION ON LIABILITY. [***], NEITHER LIPOSCIENCE NOR KMC SHALL BE LIABLE IN CONTRACT, TORT OR OTHERWISE, TO THE OTHER FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, LOST REVENUES, LOST PROFITS, DELAY OR LOSS OF BUSINESS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH THEREOF, WHETHER OR NOT LIPOSCIENCE OR KMC WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. EXCEPT WITH RESPECT TO LIPOSCIENCE’S OBLIGATIONS UNDER SECTION 15.3, NEITHER PARTY’S LIABILITY ON ANY CLAIM OF ANY KIND, INCLUDING NEGLIGENCE, FOR ANY LOSS OR DAMAGE ARISING OUT OF, CONNECTED WITH, OR RESULTING FROM THIS AGREEMENT OR PERFORMANCE OR BREACH THEREOF, SHALL IN ANY SINGLE CASE, OR IN THE AGGREGATE, EXCEED [***]. IF THE AMOUNTS PAID BY LIPOSCIENCE TO KMC DURING THE TERM OF THIS AGREEMENT ARE [***], THE LIMITATION OF LIABILITY SET FORTH IN THE PRECEDING SENTENCE SHALL BE [***] IN THE AMOUNT [***]

[***] = Certain information on this page, marked by brackets, has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

BY [***] TO [***]. EACH PARTY ACKNOWLEDGES AND AGREES THAT THE FOREGOING LIMITATIONS ON LIABILITY ARE ESSENTIAL ELEMENTS OF THE BASIS OF THE BARGAIN BETWEEN THE PARTIES AND THAT IN THE ABSENCE OF SUCH LIMITATIONS, THE MATERIAL AND ECONOMIC TERMS OF THIS AGREEMENT WOULD BE SUBSTANTIALLY DIFFERENT.

20.	FORCE MAJEURE

Neither party shall be deemed in default of this Agreement to the extent that performance of its obligations (except for payment obligations), or attempts to cure any breach are delayed or prevented by acts or occurrences beyond the reasonable control of such party, including without limitation acts of civil or military authorities, any law, order, direction, regulation, ordinance, action, of any governmental authority, embargoes, epidemics, fires, flood, tornadoes, hurricanes, earthquakes, unusually severe weather conditions, volcanic action, storm, other environmental disturbances, wars, riots, insurrections, civil disturbances, explosions, nuclear accidents, threats or acts of terrorism or similar acts, electrical power surges or failures, work stoppages or slow downs, acts of God, vandalism, other similar catastrophe; national emergencies, strikes, lockouts, inability to secure products or services of other persons, curtailment of transportation facilities, acts of transportation carriers, governmental travel advisories or prohibitions, (individually or collectively, a “Force Majeure”), provided that such failure to perform is not caused by the negligence or willful act(s) of the non-performing party and provided that the party whose performance will be delayed by such events will use (i) its reasonable efforts to notify the other promptly of its becoming aware of the occurrence of such an event, and (ii) all reasonable efforts to continue to so perform or cure. Such party whose performance has been delayed by an event of force majeure will also provide prompt notice to the other party of the cessation of such event.

21.	ASSIGNMENT

This Agreement shall inure to the benefit of and bind the parties and their respective successors and permitted assigns; provided however, neither party shall have the right to transfer or assign this Agreement or its rights and obligations under this Agreement to any third party without the other party’s prior written consent, such consent not to be unreasonably withheld or delayed, except that either party may, without the other party’s consent, assign or transfer this Agreement or any rights hereunder to an entity with which such party engages in a Change of Control transaction. Notwithstanding the foregoing, each party shall nonetheless have the right to terminate this Agreement in the event of a Change of Control pursuant to the terms and conditions set forth in Section 13.3 herein.

22.	AMENDMENTS

No provision of this Agreement may be amended, modified or otherwise changed, other than by an instrument in writing duly executed on behalf of the parties to this Agreement.

[***] = Certain information on this page, marked by brackets, has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

23.	ENTIRE AGREEMENT

The Development Agreement, this Agreement and its Attachments, constitute the entire understanding between the parties with respect to the subject matter hereof, and shall supersede and nullify all prior or contemporaneous agreements, whether written or oral, relating thereto; provided, however, that the parties shall continue to be bound under that certain Mutual Nondisclosure Agreement (the “NDA”) executed by the parties, dated as of November 1, 2004, which continues to be in full force and effect in accordance with its terms except that its term is hereby amended to be concurrent with the term and any termination of this Agreement.

24.	NOTICES

All notices, demands and requests or other documents to be given hereunder shall be in writing and shall be deemed to have been given for all purposes (a) upon personal delivery, (b) one (1) day after being sent, when sent by professional overnight courier service from and to locations within the continental United States, (c) five (5) days after posting when sent by registered or certified mail, addressed as set forth below or (d) when sent, if sent by facsimile, provided that the receipt of successful facsimile transmission is received by the sender and, in each case, addressed to the party at the following address for such party or such other address as is provided by a party to the other in accordance with this Article:

For LipoScience:	LipoScience, Inc.
2500 Sumner Boulevard
Raleigh, NC 27616
Attention: President
Fax No.: [***]

With a copy to:
LipoScience, Inc.
Attention: General Counsel
2500 Sumner Boulevard
Raleigh, NC 27616
Fax No.: [***]
For KMC:
KMC Systems, Inc.
220 Daniel Webster Highway
Merrimack, NH 03054
Attention: President
Fax No.: [***]

With a copy to:
KMC Systems, Inc.
220 Daniel Webster Highway
Merrimack, New Hampshire 03054
Attention: General Counsel
Fax No.: [***]

[***] = Certain information on this page, marked by brackets, has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

25.	GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made in and entirely performed in such State, and, therefore, without regard to conflict of laws principles. The parties acknowledge and agree that the Uniform Computer Information Transaction Act and the United Nations Convention on Contracts for the International Sale of Goods do not and will not apply to this Agreement or the transactions contemplated herein.

26.	EMPLOYEES

Each party’s personnel shall serve under the exclusive direction and control of that party and shall not be deemed to be employees or agents of the other party. Each party shall be solely responsible for payments of all such personnel’s compensation, including wages, benefits, taxes, workers’ compensation, disability, and other insurance and the withholding or deduction of such items to the extent required by applicable law.

27.	RELATIONSHIP OF PARTIES

The parties to this Agreement are independent contractors and not joint venturers or partners. Neither party shall be deemed to be an agent of the other party as a result of any transaction under or related to this Agreement.

28.	COMPLIANCE WITH LAWS; ANTI-TERRORISM AND ANTI-CORRUPTION

In their performance of this Agreement, the parties shall comply with the provisions of all applicable federal, state, county, and local laws, ordinances, regulations and codes (including procurement of required permits, licenses or certificates), including, without limitation:

(i) laws governing the making of improper payments;

(ii) United States and non-United States export control laws;

(iii) the United States Foreign Corrupt Practices Act; and

(iv) the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act) Act of 2001 and U.S. Executive Order 13224.

The parties agree to notify the other immediately in writing in the event that any of the covenants in this Section cease to be accurate. Each party agrees to indemnify the other party for, defend against, and hold harmless from, any loss or damage sustained because of the other party’s noncompliance under this Section.

29.	COMPLIANCE WITH FACILITY RULES

The respective agents and employees of the parties, while on the premises of the other, shall comply with all facility rules, regulations and reasonable company standards for security.

30.	WAIVER

The failure of either party to insist upon strict compliance with any of the terms, covenants, or conditions herein shall not be deemed a waiver by such party of such terms, covenants or conditions, nor shall any waiver or relinquishment of any right at any one or more times be deemed a waiver or relinquishment of such right at any other times, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or a future exercise thereof or the exercise of any other right or remedy granted hereby or by any related document or by law.

31.	SEVERABILITY

The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. Any provision declared invalid or unenforceable by a court of competent jurisdiction shall be deemed to be automatically amended and replaced by a valid and enforceable provision that accomplishes, to the greatest extent possible, the purpose and intent of the original provision, and the remaining terms and conditions of this Agreement shall remain in full force and effect.

32.	FEES AND EXPENSES

Except as otherwise provided in this Agreement, each of the parties hereto shall pay its own fees and expenses (including, without limitation, the fees of any attorneys, accountants, investment bankers or other representatives and travel expenses) incurred in connection with this Agreement and the transactions contemplated hereunder, whether or not such transactions are consummated.

33.	CONSTRUCTION

The parties have jointly prepared this Agreement, and it may not be strictly construed against either party.

34.	COUNTERPARTS

This Agreement may be fully executed in one (1) or more counterparts, all of which shall be deemed an original, and taken together shall constitute one and the same instrument.

35.	SURVIVAL

Notwithstanding any termination or expiration of this Agreement, the following sections shall survive: Section 10.7 (Financial Audit Rights – for the period contemplated in such Section), Article 12 (Warranty of KMC – for the period contemplated in such Article), Section

13.5 (Obligations upon Termination), Article 14 (Intellectual Property), Article 15 (Infringement), Article 16 (Non-Solicitation), Article 18 (Indemnification), Article 19 (Limitation of Liability), Article 25 (Choice of Law), and Article 35 (Survival).

[remainder of page intentionally blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LIPOSCIENCE, INC., a Delaware corporation

By:	/s/ Lucy G. Martindale
Name: Lucy G. Martindale
Title: CFO

KMC SYSTEMS, INC., a Delaware corporation

By:	/s/ Patrick W. McNallen
Patrick W. McNallen President

LIST OF APPENDICES

APPENDIX I	Elements of Instruments

LIST OF SCHEDULES

SCHEDULE 1	Material Lead Times

SCHEDULE 2	Pricing Formula; Unit Sale Price

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 CFR §§ 200.80(b)(4) and 230.406

APPENDIX I

TO

PRODUCTION AGREEMENT

Elements of Instruments

The LipoScience Numera Analyzer is a multi-assay, clinical laboratory instrument that employs nuclear magnetic resonance spectroscopic detection to quantify multiple analyses in biological fluid specimens, specifically blood plasma and serum. The current configuration of the Numera Instrument provides a diagnostic evaluation of a patient’s risk for cardiovascular disease and related maladies. This is done by detecting the response of a patient’s blood sample when placed in a magnetic field and exposed to radio frequency pulses. The resulting NMR LipoProfile provides an improved diagnostic result over traditional Total Cholesterol, HDL, LDL and Triglyceride measurements. The instrument shall contain features intended to support additional NMR assays as they are developed.

The NMR System, Part Number [***] is partitioned into four major components:

[***]

The table below denotes the activity and responsibility for supply, assembly and test.

[***] = Certain information on this page has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 CFR §§ 200.80(b)(4) and 230.406

SCHEDULE 1

TO

PRODUCTION AGREEMENT

Material Lead Times

[***]

[***] = Certain information on this page has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 CFR §§ 200.80(b)(4) and 230.406

SCHEDULE 2

TO

PRODUCTION AGREEMENT

Pricing Formula; Unit Sale Price

The following formula will be used for calculation of the Unit Sale Price to LipoScience:

Material Cost = Total Raw Material Cost multiplied by [***]

Labor Cost = Total Direct Labor Cost multiplied by [***]

Total Cost = (Material Cost plus Labor Cost) multiplied by [***]

Unit Sale Price = Total Cost multiplied by [***]

For illustrative purposes, the following is an example of the application of the foregoing formula that is based on data from Schedule 1 on the date hereof:

Instrument Unit Build

Purchase Order Quantity
	[***]	[***]	[***]
Total Raw Material Cost	[***]	[***]	[***]
Total Material Cost = Total Raw Material Cost x [***]	[***]	[***]	[***]

Total Direct Labor Cost	[***]	[***]	[***]
Total Labor Cost = Total Direct Labor Cost x [***]	[***]	[***]	[***]

Total Cost = (Total Material Cost + Total Labor Cost) x [***]	[***]	[***]	[***]

Unit Sale Price = Total Cost x [***]	[***]	[***]	[***]

Assumptions:

1.	Based on released BOM as of April 30, 2009, as further described on Schedule 1
2.	Labor Cost is based on anticipated direct labor rates for 2010

[***] = Certain information on this page has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.